   As filed with the Securities and Exchange Commission on November 29, 2004

                                           Registration Nos. 33-48066, 811-6677
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                      Post-Effective Amendment No. 22             [X]
                                    and
                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940              [_]
                             Amendment No. 23                     [X]

                       (Check appropriate box or boxes)

                                 -------------

                           DRYDEN INDEX SERIES FUND


              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

                                 -------------


      Registrant's Telephone Number, including Area Code: (973) 367-7521



                             Deborah A. Docs, Esq.

                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077

                                 -------------

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

                       It is proposed that this filing will become effective
                           (check appropriate box):

                      [_] immediately upon filing pursuant to paragraph (b)

                      [X] on November 29, 2004 pursuant to paragraph (b)

                      [_] 60 days after filing pursuant to paragraph (a)
                      [_] on (date) pursuant to paragraph (a) (1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                          If appropriate, check the following box:

                      [_] This post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered . . . Shares of beneficial interest, par value $.001 per share.

================================================================================

                                    [GRAPHIC]



Dryden Stock Index Fund

                Formerly known as Prudential Stock Index Fund


  ------------------------------------------------------------------------------
  NOVEMBER 29, 2004 PROSPECTUS


                                    [GRAPHIC]


FUND TYPE
Large capitalization stock

OBJECTIVE
Provide investment results that correspond to the price and yield performance of the S&P 500 Index
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.




[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 5  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
10  Other Investments and Strategies
12  Investment Risks

15  HOW THE FUND IS MANAGED
15  Board of Trustees
15  Manager
15  Investment Adviser
16  Portfolio Managers
16  Distributor

17  FUND DISTRIBUTIONS AND TAX ISSUES
17  Distributions
18  Tax Issues
19  If You Sell or Exchange Your Shares

21  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
21  How to Buy Shares
32  How to Sell Your Shares
35  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
38  Expedited Redemption Privilege

39  FINANCIAL HIGHLIGHTS
39  Class A Shares
40  Class B Shares
41  Class C Shares
42  Class Z Shares
43  Class I Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

Risk/Return Summary


This section highlights key information about Dryden Stock Index Fund, which we refer to as the Fund. The Fund is currently the only series of Dryden Index Series Fund (the Company). Prior to July 7, 2003, the Fund was known as Prudential Stock Index Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund intends under normal circumstances to invest over 80% of its investable assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, with or without taking expenses into account. We sell a security within a reasonable time after it has been removed from the Index. The Fund may use derivatives. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least
80% of its investable assets in securities included in the S&P 500 Index.
While we make every effort to achieve our objective, we can't guarantee success.

Did You Know...

the Fund employs a "passively managed"--or index--investment approach. We aim to hold the same mix of stocks as is held in the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. The S&P 500 Index is composed of stocks representing more than 75% of the total market value of all publicly traded U.S. common stocks and is widely regarded as representative of the performance of the U.S. stock market as a whole.


                                                   Dryden Stock Index Fund  3

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. Potential tracking differences, brokerage and other costs and other Fund expenses may cause the Fund's return to be lower than that of the S&P 500 Index.

Since the Fund invests primarily in common stock, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies.

Some of our investment strategies may present above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4   Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with the S&P 500 Index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Returns (Class Z shares)

                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 1.06%  36.72%  22.34%  32.28%  28.33%  20.50%  -8.86% -12.17%  -22.33%  28.18%

BEST QUARTER:   21.34% (4th quarter of 1998)
WORST QUARTER: -17.29% (3rd quarter of 2002)


--------------------------------------------------------------------------------

The total return of the Class Z shares from 1-1-04 to 9-30-04 was 1.25%.


                                                   Dryden Stock Index Fund  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-03)
RETURN BEFORE TAXES               ONE YEAR      FIVE YEARS     TEN YEARS    SINCE INCEPTION
Class A shares                 23.77 (23.72)%      N/A            N/A         -5.61 (-5.66)%
                                                                            (since 11-18-99)
--------------------------------------------------------------------------------------------
Class B shares                 21.91 (21.85)%      N/A            N/A         -5.81 (-5.86)%
                                                                            (since 11-18-99)
--------------------------------------------------------------------------------------------
Class C shares                 25.96 (25.91)%      N/A            N/A         -5.56 (-5.61)%
                                                                            (since 11-18-99)
--------------------------------------------------------------------------------------------
Class I shares                 28.29 (28.23)%   -.70 (-.76)%      N/A           3.84 (3.78)%
                                                                              (since 8-1-97)
--------------------------------------------------------------------------------------------
Class Z Shares
--------------------------------------------------------------------------------------------
  Return Before Taxes          28.18 (28.13)%   -.81 (-.86)% 10.67 (10.63)%   10.82 (10.79)%
                                                                             (since 11-5-92)
--------------------------------------------------------------------------------------------
  Return After Taxes on                                                        10.03 (9.99)%
   Distributions/2/            27.92 (27.87)% -1.23 (-1.28)%   9.88 (9.85)%  (since 11-5-92)
--------------------------------------------------------------------------------------------
  Return After Taxes on
   Distributions and Sales of                                                   8.90 (8.86)%
   Fund Shares/2/              18.64 (18.58)%   -.79 (-.85)%   8.73 (8.69)%  (since 11-5-92)
--------------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------
  S&P 500 Index/3/                     28.67%          -.57%         11.06%
--------------------------------------------------------------------------------------------
  Lipper EQ S&P 500 Index
   Objective Funds (Lipper
   Average)/4/                         27.78%         -1.12%         10.64%
--------------------------------------------------------------------------------------------


/1/The Fund's returns are after deduction of sales charges and expenses.
   Without expense reimbursement, the returns would have been lower. /2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

/3/The S&P 500 Index--an unmanaged index of 500 stocks of large U.S.
   companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of operating expenses and taxes. S&P 500 Index returns since the inception of each class are -3.90% for Class A, B and C shares, 3.92% for Class I and 11.25% for Class Z shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, Z and I shares. Source: Lipper Inc.


/4/The Lipper Average is based on the average return of all mutual funds in the Lipper EQ S&P 500 Index Objective Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are -4.43% for Class A, B and C shares, 3.46% for Class I and 10.85% for Class Z shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, Z and I shares. Source: Lipper Inc.


6   Visit our website at www.jennisondryden.com

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C, Z and I. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z and Class I shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                     CLASS A   CLASS B   CLASS C  CLASS Z  CLASS I
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                 3.25%      None      None      None    None
---------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                      1%/2/     5%/3/     1%/4/   None    None
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                    None      None      None      None    None
---------------------------------------------------------------------------------------------------
Redemption fees                                       None      None      None      None    None
---------------------------------------------------------------------------------------------------
Exchange fee                                          None      None      None      None    None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                                     CLASS A   CLASS B   CLASS C  CLASS Z  CLASS I
Management fees                                       .29%      .29%      .29%      .29%    .29%
---------------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees               .30%     1.00%     1.00%      None    None
---------------------------------------------------------------------------------------------------
+ Transfer agent fees                                 .08%      .21%      .13%      .11%      --/6/
---------------------------------------------------------------------------------------------------
+ Other expenses                                      .02%      .02%      .02%      .02%    .02%
---------------------------------------------------------------------------------------------------
= Total annual Fund operating expenses                .69%     1.52%     1.44%      .42%    .31%
---------------------------------------------------------------------------------------------------
- Fee waiver or expense reimbursement/5/            (.06)%    (.12)%    (.04)%    (.02)%  (.01)%
---------------------------------------------------------------------------------------------------
= Net annual Fund operating expenses/5/               .63%     1.40%     1.40%      .40%    .30%
---------------------------------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.



/2/Investors who purchase $1 million or more of Class A shares and sell these shares with 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% (the CDSC is waived for purchase by certain retirement or benefit plans).


/3/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/4/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).


/5/For the fiscal year ending September 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares.


+For the fiscal year ending September 30, 2005, the Manager has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed 0.10% of the average daily net assets of each share class. The Manager has also contractually agreed for the fiscal year ending September 30, 2005, to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer agent fees, do not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively.


/6/Less than .005%.


                                                   Dryden Stock Index Fund  7

Risk/Return Summary


EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                    ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Class A shares                        $387      $533        $691     $1,150
-----------------------------------------------------------------------------
Class B shares                        $643      $769        $918     $1,472
-----------------------------------------------------------------------------
Class C shares                        $243      $452        $783     $1,721
-----------------------------------------------------------------------------
Class Z shares                        $ 41      $133        $233     $  528
-----------------------------------------------------------------------------
Class I shares                        $ 31      $ 99        $173     $  392
-----------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                    ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Class A shares                        $387      $533        $691     $1,150
-----------------------------------------------------------------------------
Class B shares                        $143      $469        $818     $1,472
-----------------------------------------------------------------------------
Class C shares                        $143      $452        $783     $1,721
-----------------------------------------------------------------------------
Class Z shares                        $ 41      $133        $233     $  528
-----------------------------------------------------------------------------
Class I shares                        $ 31      $ 99        $173     $  392
-----------------------------------------------------------------------------


8   Visit our website at www.jennisondryden.com

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to provide investment results that correspond to the price and yield performance of the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success.

The Fund intends to invest over 80% of its investable assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, with or without taking expenses into account. The Fund is not sponsored by or affiliated with S&P.

In addition to common stocks, the Fund can invest in equity-related securities. These include nonconvertible preferred stocks, convertible securities, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.


When a security is removed from the Index, we will sell it within a reasonable time thereafter. In addition, the Fund's holdings may change for other reasons, like adding securities when they are added to the Index, or when we receive securities of companies spun off from S&P 500 companies.


The Replication Method
The Fund attempts to replicate what the S&P 500 Index does. The Fund is not actively managed by portfolio managers who buy and sell securities based on research and analysis.

The investment adviser will try to minimize the difference between the investment results of the Fund and that of the S&P 500 Index. Tracking of the S&P 500 Index will be monitored regularly. In addition to potential tracking differences, brokerage, transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets.

We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures on securities indexes, options on securities and securities indexes, and options on futures--involve costs and can be volatile. Options, futures

                                                   Dryden Stock Index Fund  9

How the Fund Invests

contracts and options on futures contracts are used by us, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks."

The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund and the Company. To obtain a copy, see the back cover page of this prospectus.


The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trustees of the Company (the Board) can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

10  Visit our website at www.jennisondryden.com

FOREIGN SECURITIES
We may invest in foreign equity securities denominated in U.S. dollars. For these purposes, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency and are subject to the risk of default like private issuers.


MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. This is subject to the policy of normally investing over 80% of the Fund's investable assets in securities included in the S&P 500 Index. Money market instruments include commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies.

REPURCHASE AGREEMENTS
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 20% of the Fund's investable assets in high-quality money market instruments, but we have no current intention of doing so. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are volatile.

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); purchase shares of affiliated investment companies (the Fund may also invest up to 25% of its assets in shares of affiliated


                                                   Dryden Stock Index Fund  11

How the Fund Invests


money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information see "Description of the Fund, Its Investments and Risks" in the SAI.


INVESTMENT TYPE

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

    COMMON STOCKS OF U.S.     .Individual stocks could lose     .Historically, stocks have
    COMPANIES IN S&P 500       value                             outperformed other
    INDEX                                                        investments over the long
    Over 80%                  .The equity markets could go       term
                               down, resulting in a decline in
                               value of the Fund's              .Generally, economic growth
                               investments                       means higher corporate
                                                                 profits, which leads to an
                              .Changes in economic or            increase in stock prices,
                               political conditions, both        known as capital appreciation
                               domestic and international,
                               may result in a decline in
                               value of the Fund's
                               investments

12  Visit our website at www.jennisondryden.com

% of Fund's Investable Assets   RISKS                             POTENTIAL REWARDS

DERIVATIVES                     .The value of derivatives (such   .The Fund could make money
Percentage varies; usually less  as futures and options) that      and protect against losses if
than 20%                         are used to hedge a portfolio     the investment analysis
                                 security is generally             proves correct
                                 determined independently
                                 from that security and could     .One way to manage the
                                 result in a loss to the Fund      Fund's risk/return balance is
                                 when the price movement of        by locking in the value of an
                                 the derivative does not           investment ahead of time
                                 correlate with a change in the
                                 value of the portfolio security  .Derivatives that involve leverage could generate
                                .Derivatives used for risk         substantial gains at low cost
                                 management may not have
                                 the intended effects and may
                                 result in losses or missed
                                 opportunities

                                .The other party to a
                                 derivatives contract could
                                 default

                                .Derivatives can increase
                                 share price volatility and
                                 those that involve leverage
                                 could magnify losses

                                .Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns

----------------------------------------------------------

FOREIGN SECURITIES              .Foreign markets, economies       .Investors can participate in
DENOMINATED IN U.S.              and political systems may not     the growth of foreign markets
DOLLARS                          be as stable as in the U.S.       through the Fund's
Less than 20%; usually less                                        investments in companies
than 10%                        .May be less liquid than U.S.      operating in those markets
                                 stocks and bonds
                                                                  .Opportunities for
                                .Differences in foreign laws,      diversification
                                 accounting standards, public
                                 information, custody and
                                 settlement practices may
                                 result in less reliable
                                 information on foreign
                                 investments and more risk


                                                   Dryden Stock Index Fund  13

How the Fund Invests

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

 U.S. GOVERNMENT              .Some are not insured or          .Regular interest income
 SECURITIES                    guaranteed by the U.S.
 Less than 20%; usually less   government, but only by the      .The U.S. government
 than 10%                      issuing agency, which must        guarantees interest and
                               rely on its own resources to      principal payments on certain
                               repay the debt and are            securities
                               subject to the risk of default
                               like private issuers             .Generally more secure than
                                                                 lower-quality debt securities
                              .Limits potential for capital      and equity securities
                               appreciation
                                                                .May preserve the Fund's
                              .Interest rate risk--the value     assets
                               of most debt securities will
                               fall when interest rates rise

                              .Market risk--the risk that
                               instruments may lose value in
                               the market because interest
                               rates change or there is a
                               lack of confidence in a group
                               of borrowers

----------------------------------------------------------

 ILLIQUID SECURITIES          .May be difficult to value        .May offer a more attractive
 Up to 15% of net assets       precisely                         yield or potential for growth
                                                                 than more widely traded
                              .May be difficult to sell at the   securities
                               time or price desired

----------------------------------------------------------

 MONEY MARKET                 .Limits potential for capital     .May preserve the Fund's
 INSTRUMENTS                   appreciation and achieving        assets
 Less than 20%; usually less   the Fund's investment
 than 10%                      objective

                              .Some credit risk--the risk
                               that the default of an issuer
                               would leave the Fund with
                               unpaid interest or principal

                              .Market risk--the risk that the
                               market value of an
                               investment may move up or
                               down. Market risk may affect
                               an industry, a sector or the
                               market as a whole.


14  Visit our website at www.jennisondryden.com

How the Fund is Managed

BOARD OF TRUSTEES

The Company's Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2004, the Fund paid PI management fees of .30 of 1% of the Fund's average daily net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.4 billion.


Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Quantitative Management Associates LLC (QMA) is the Fund's investment adviser and has served as an investment adviser to investment companies since July 1, 2004.


                                                   Dryden Stock Index Fund  15

How the Fund is Managed


Its address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. Prior to July 1, 2004, Prudential Investment Management, Inc. (PIM) was the Fund's investment adviser and served as an investment adviser to investment companies since 1984. QMA is a direct, wholly-owned subsidiary of PIM. PI has responsibility for all investment advisory services, supervises QMA and pays QMA for its services.


PORTFOLIO MANAGERS

The Fund is managed by John Moschberger and the QMA investment team.



John Moschberger is a portfolio manager of QMA. He has managed index portfolios since 1986. Mr. Moschberger has 21 years of investment experience.



Mr. Moschberger is part of a team of 17 investment professionals, 7 of whom hold Ph.D.s, with over 17 years of combined experience. The team was responsible for the management of over $47 billion in assets as of September 30, 2004.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Company's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and I shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z and Class I. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


16  Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.



The Fund also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.



Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


                                                   Dryden Stock Index Fund  17

Fund Distributions and Tax Issues



For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Series LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon

18 Visit our website at www.jennisondryden.com thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which

---------------------------------             is subject to tax, unless you hold
                                              shares in a qualified or tax-deferred
                                    [GRAPHIC] plan or account. The amount of tax
                                              you pay depends on how long you
Receipts from Sale                            owned your shares and when you
                                              bought them. If you sell shares of
Capital Gain (taxes owed)                     the Fund for a loss, you may have a
OR                                            capital loss, which you may use to
Capital Loss (offset against gain)            offset certain capital gains you
                                              have.
---------------------------------


If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares and ending 30 days after the sale). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

                                                   Dryden Stock Index Fund  19

Fund Distributions and Tax Issues


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

20  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179

Philadelphia, PA 19176


You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


With certain limited exceptions, the Fund is only available to U.S. citizens or residents.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, Class Z and Class I shares of the Fund, although Class Z and Class I shares are available only to limited groups of investors.





Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.


                                                   Dryden Stock Index Fund  21

How to Buy, Sell and Exchange Shares of the Fund



.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.



.. Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.



.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.



.. Because Class Z and Class I shares have lower operating expenses than Class
  A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z and Class I shares.



See "How to Sell Your Shares" for a description of the impact of CDSCs.



Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.


22  Visit our website at www.jennisondryden.com

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                 CLASS A         CLASS B          CLASS C      CLASS Z CLASS I
Minimum purchase amount/1/       $1,000          $1,000           $2,500//      None    None
----------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                    $100            $100//           $100//        None    None
----------------------------------------------------------------------------------------------
Maximum initial sales charge     3.25% of the
                                 public offering
                                 price           None             None          None    None
----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge
 (CDSC)/2/                       1%/3/           If sold during:  1% on sales   None    None
                                                 Year 1,     5%   made within
                                                 Year 2,     4%   12 months of
                                                 Year 3      3%   purchase
                                                 Year 4,     2%
                                                 Years 5/6,  1%
                                                 Year 7,     0%
----------------------------------------------------------------------------------------------
Annual distribution and service
 (12b-1) fees shown as a         .30 of 1%
 percentage of average daily net (.25 of 1%
 assets4                         currently)      1%               1%            None    None
----------------------------------------------------------------------------------------------



/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."




/2/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).


/4/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

                                                   Dryden Stock Index Fund  23

How to Buy, Sell and Exchange Shares of the Fund



Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                           SALES CHARGE AS % SALES CHARGE AS %    DEALER
     AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
     $100,000 to $249,999        3.25%             3.36%           3.00%
     $250,000 to $499,999        2.50%             2.56%           2.40%
     $500,000 to $999,999        2.00%             2.04%           1.90%
     $1 million and above*        None              None            None


*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class I shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase.





To satisfy the purchase amounts above, you can:



.. Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing;



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or



.. Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other
  JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.



Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.



An eligible group of related investors includes any combination of the following:



.. an individual;



.. the individual's spouse, their children and parents;



.. the individual's and spouse's Individual Retirement Account (IRA);



.. any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to


24 Visit our website at www.jennisondryden.com control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;



.. a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and



.. a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse.



The value of shares held by you or an eligible group of related investors will be determined as follows:



.. for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and



.. for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.



If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.



If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.



If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.


                                                   Dryden Stock Index Fund  25

How to Buy, Sell and Exchange Shares of the Fund



Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans).



Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.



Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:



.. Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or



.. Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:



.. certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;



.. persons who have retired directly from active service with Prudential or one of its subsidiaries;



.. certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;



.. registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and



.. investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a


26 Visit our website at www.jennisondryden.com tax-free rollover of assets from a Benefit Plan for which Prudential Retirement
 (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).



To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.



Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.



The Distributor may reallow Class A's sales charge to dealers.






QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


                                                   Dryden Stock Index Fund  27

How to Buy, Sell and Exchange Shares of the Fund

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:


.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,



.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company),



.. Prudential, with an investment of $10 million or more, and



.. Qualified state tuition programs (529 plans).


PAYMENTS TO THIRD PARTIES



In connection with the sale of Fund shares, the Manager, Distributor or one of their affiliates may provide additional compensation, out of their own resources and without additional cost to the Fund or its shareholders, to financial firms, including affiliates of the Manager. Such compensation, which is sometimes referred to as "revenue sharing," may incentivize firms to recommend or sell shares of the Fund to you. These payments are in addition to the sales charges (including Rule 12b-1 fees) paid by the Fund. The Manager, Distributor or one of their affiliates may enter into arrangements with insurance companies, banks, selected broker-dealers or other financial firms to make additional payments based on a percentage of Fund assets and/or sale of Fund shares attributable to a particular firm. Any additional payments to such firms are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. No one factor is determinative of the type or amount of additional compensation to be provided. In addition, the Manager, Distributor or one of their affiliates may make ongoing payments from their own resources to firms for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts. Please contact your financial service provider for details about revenue sharing payments it may receive.


QUALIFYING FOR CLASS I SHARES
Benefit Plans. Certain group retirement plans may purchase Class I shares if they meet the required minimum for amount of assets, average account balance and certain

28 Visit our website at www.jennisondryden.com other conditions. All shares must be held in a single omnibus account. For more information about these requirements, call Prudential at (800) 353-2847.


MasterShare Accounts. Wachovia Securities LLC (Wachovia Securities) and participant MasterShare accounts held at Wachovia Securities may purchase Class I shares in connection with the MasterShare plan.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

                                                   Dryden Stock Index Fund  29

How to Buy, Sell and Exchange Shares of the Fund

liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed; in these instances, the NAV you receive may differ from the published NAV price.



We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class I shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


30  Visit our website at www.jennisondryden.com

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159

Philadelphia, PA 19176


Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


                                                   Dryden Stock Index Fund  31

How to Buy, Sell and Exchange Shares of the Fund


Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.



When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149

Philadelphia, PA 19176



Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delays if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund

32 Visit our website at www.jennisondryden.com can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The


                                                   Dryden Stock Index Fund  33

How to Buy, Sell and Exchange Shares of the Fund


CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS A SHARES
The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through a Systematic Withdrawal Plan.


For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."


WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain

34 Visit our website at www.jennisondryden.com redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money

                                                   Dryden Stock Index Fund  35

How to Buy, Sell and Exchange Shares of the Fund


market funds--if you satisfy the minimum investment requirements. You can also exchange your shares of the Fund for shares of the same class in certain of the JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the JennisonDryden or Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class I shares. Class I shares, though, can be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


Participants in any fee-based and certain other programs for which the Fund is an available option will have their Class Z shares, if any, exchanged for Class A shares when they elect to leave such programs. Upon leaving a program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in the Prudential Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157

Philadelphia, PA 19176



There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase, or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


36  Visit our website at www.jennisondryden.com

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                                                   Dryden Stock Index Fund  37

How to Buy, Sell and Exchange Shares of the Fund


In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


38  Visit our website at www.jennisondryden.com

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years, or for the period of the Fund's operations in the cases of Class A, Class B and Class C shares. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class then offered for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firms, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.


CLASS A SHARES (fiscal periods ended 9-30)


                                                                               NOVEMBER 18, 1999/(d)/
                                                                                      THROUGH
PER SHARE OPERATING PERFORMANCE           2004     2003      2002         2001  SEPTEMBER 30, 2000
Net asset value, beginning of period  $ 22.38  $ 18.28  $ 23.30   $ 32.06             $ 31.53
Income from investment operations:
Net investment income/(a)/                .27      .23      .21       .21                 .12
Net realized and unrealized gain
 (loss) on investment transactions       2.66     4.07    (5.02)    (8.76)                .41
Total from investment operations         2.93     4.30    (4.81)    (8.55)                .53
-----------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                  (.26)    (.20)    (.21)     (.21)                 --
Distributions from net realized gains      --       --       --        --/(e)/             --
Total distributions                      (.26)    (.20)    (.21)     (.21)                 --
Net asset value, end of period        $ 25.05  $ 22.38  $ 18.28   $ 23.30             $ 32.06
Total return/(b)/                       13.16%   23.62%  (20.90)%  (26.81)%              1.68%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004     2003      2002         2001       2000/(d)/
Net assets, end of period (000)       $85,082  $59,374  $41,723   $41,198             $30,432
Average net assets (000)              $76,034  $51,350  $49,658   $37,775             $19,055
Ratios to average net assets:/(a)/
Expenses, including distribution and
 service (12b-1) fees/(f)/                .63%     .65%     .65%      .65%                .65%/(c)/
Expenses, excluding distribution and
 service (12b-1) fees                     .39%     .40%     .40%      .40%                .40%/(c)/
Net investment income                    1.10%    1.11%     .92%      .79%                .72%/(c)/
For Class A, B, C, Z and I shares
Portfolio turnover rate                     5%       2%       7%        3%                  2%/(g)/
-----------------------------------------------------------------------------------------------------

/(a)/Net of expense subsidy.
/(b)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
/(c)/Annualized.
/(d)/Commencement of offering of Class A shares.
/(e)/Less than $.005 per share.
/(f)/The Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

/(g)/Not Annualized.


                                                   Dryden Stock Index Fund  39

Financial Highlights

CLASS B SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.


CLASS B SHARES (fiscal periods ended 9-30)


                                                                                NOVEMBER 18, 1999/(d)/
                                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE            2004     2003      2002         2001  SEPTEMBER 30, 2000
Net asset value, beginning of period  $  22.16  $ 18.09  $ 23.06   $ 31.85             $ 31.53
Income from investment operations:
Net investment income (loss)/(a)/          .08      .08      .05       .04                (.01)
Net realized and unrealized gain
 (loss) on investment transactions        2.64     4.02    (5.00)    (8.74)                .33
Total from investment operations          2.72     4.10    (4.95)    (8.70)                .32
------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                   (.09)    (.03)    (.02)     (.09)                 --
Distributions from net realized gains       --       --       --        --/(e)/             --
Total distributions                       (.09)    (.03)    (.02)     (.09)                 --
Net asset value, end of period        $  24.79  $ 22.16  $ 18.09   $ 23.06             $ 31.85
Total return/(b)/                        12.27%   22.69%  (21.49)%  (27.39)%              1.01%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                   2004     2003      2002         2001       2000/(d)/
Net assets, end of period (000)       $108,217  $95,729  $70,630   $76,668             $70,903
Average net assets (000)              $110,193  $82,986  $87,868   $78,694             $42,919
Ratios to average net assets:/(a)/
Expenses, including distribution and
 service (12b-1) fees                     1.40%    1.40%    1.40%     1.40%               1.40%/(c)/
Expenses, excluding distribution and
 service (12b-1) fees                      .40%     .40%     .40%      .40%                .40%/(c)/
Net investment income (loss)               .33%     .38%     .16%      .05%               (.05)%/(c)/
------------------------------------------------------------------------------------------------------

/(a)/Net of expense subsidy.
/(b)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
/(c)/Annualized.
/(d)/Commencement of offering of Class B shares.
/(e)/Less than $.005 per share.

40  Visit our website at www.jennisondryden.com

CLASS C SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.


CLASS C SHARES (fiscal periods ended 9-30)


                                                                               NOVEMBER 18, 1999/(d)/
                                                                                      THROUGH
PER SHARE OPERATING PERFORMANCE           2004     2003      2002         2001  SEPTEMBER 30, 2000
Net asset value, beginning of period  $ 22.16  $ 18.09  $ 23.06   $ 31.85             $ 31.53
Income from investment operations:
Net investment income/(a)/                .08      .07      .04       .05                  --/(e)/
Net realized and unrealized gain
 (loss) on investment transactions       2.64     4.03    (4.98)    (8.75)                .32
Total from investment operations         2.72     4.10    (4.94)    (8.70)                .32
-----------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                  (.09)    (.03)    (.03)     (.09)                 --
Distributions from net realized gains      --       --       --        --/(e)/             --
Total distributions                      (.09)    (.03)    (.03)     (.09)                 --
Net asset value, end of period        $ 24.79  $ 22.16  $ 18.09   $ 23.06             $ 31.85
Total return/(b)/                       12.27%   22.69%  (21.47)%  (27.37)%              1.01%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004     2003      2002         2001       2000/(d)/
Net assets, end of period (000)       $51,946  $48,823  $38,729   $43,487             $32,308
Average net assets (000)              $52,697  $43,820  $49,960   $41,230             $20,854
Ratios to average net assets:/(a)/
Expenses, including distribution and
 service (12b-1) fees                    1.40%    1.40%    1.40%     1.37%               1.37%/(c)/
Expenses, excluding distribution and
 service (12b-1) fees                     .40%     .40%     .40%      .37%                .37%/(c)/
Net investment income (loss)              .33%     .38%     .16%      .09%               (.01)%/(c)/
-----------------------------------------------------------------------------------------------------

/(a)/Netof expense subsidy.
/(b)/Totalreturn does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
/(c)/Annualized.
/(d)/Commencement of offering of Class C shares.
/(e)/Less than $.005 per share.

                                                   Dryden Stock Index Fund  41

Financial Highlights

CLASS Z SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE                 2004      2003       2002          2001      2000
Net asset value, beginning of year         $  22.43  $  18.32  $  23.35   $  32.12      $  28.96
Income from investment operations:
Net investment income/(a)/                      .34       .28       .28        .28           .29
Net realized and unrealized gain (loss) on
 investment transactions                       2.65      4.08     (5.03)     (8.78)         3.53
Total from investment operations               2.99      4.36     (4.75)     (8.50)         3.82
-------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income           (.32)     (.25)     (.28)      (.27)         (.32)
Distributions from net realized gains            --        --        --         --/(c)/     (.34)
Total distributions                            (.32)     (.25)     (.28)      (.27)         (.66)
Net asset value, end of year               $  25.10  $  22.43  $  18.32   $  23.35      $  32.12
Total return/(b)/                             13.41%    23.97%   (20.71)%   (26.67)%       13.28%
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                        2004      2003       2002          2001      2000
Net assets, end of year (000)              $790,519  $754,206  $609,033   $794,954      $995,426
Average net assets (000)                   $807,187  $693,096  $812,314   $928,287      $980,790
Ratios to average net assets:/(a)/
Expenses                                        .40%      .40%      .40%       .40%          .40%
Net investment income                          1.33%     1.37%     1.16%      1.04%          .95%
-------------------------------------------------------------------------------------------------



/(a)/Net of expense subsidy.
/(b)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
/(c)/Less than $.005 per share.

42  Visit our website at www.jennisondryden.com

CLASS I SHARES



For the fiscal year ended September 30, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.



CLASS I SHARES (fiscal years ended 9-30)



PER SHARE OPERATING PERFORMANCE           2004        2003         2002            2001        2000
Net asset value, beginning of year $    22.45  $    18.34  $    23.38   $    32.16      $    28.99
Income from investment
 operations:
Net investment income/(a)/                .39         .31         .30          .30             .33
Net realized and unrealized gain
 (loss) on investment
 transactions                            2.62        4.08       (5.04)       (8.78)           3.53
Total from investment operations         3.01        4.39       (4.74)       (8.48)           3.86
---------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                  (.34)       (.28)       (.30)        (.30)           (.35)
Distributions from net realized
 gains                                     --          --          --           --/(c)/       (.34)
Total distributions                      (.34)       (.28)       (.30)        (.30)           (.69)
Net asset value, end of year       $    25.12  $    22.45  $    18.34   $    23.38      $    32.16
Total return/(b)/                       13.50%      24.08%     (20.64)%     (26.58)%         13.38%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2004        2003         2002            2001        2000
Net assets, end of
 year (000)                        $1,099,999  $1,213,338  $  972,700   $1,210,995      $1,501,345
Average net assets (000)           $1,346,643  $1,118,408  $1,278,422   $1,431,444      $1,317,874
Ratios to average net assets:/(a)/
Expenses                                  .30%        .30%        .30%         .30%            .30%
Net investment income                    1.43%       1.48%       1.26%        1.14%           1.05%
---------------------------------------------------------------------------------------------------

/(a)/Net of expense subsidy.
/(b)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
/(c)/Less than $.005 per share.

                                                   Dryden Stock Index Fund  43

Notes



44  Visit our website at www.jennisondryden.com

Notes

                                                   Dryden Stock Index Fund  45

Notes

46  Visit our website at www.jennisondryden.com

Notes

                                                   Dryden Stock Index Fund  47

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


.. MAIL               .TELEPHONE             .WEBSITES
 Prudential           (800) 225-1852         www.jennisondryden.com
 Mutual Fund          (732) 482-7555 (from
 Services LLC         outside the U.S.)
 PO Box 8098
 Philadelphia, PA
 19176



E-DELIVERY


To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.



.. OUTSIDE BROKERS         .TELEPHONE
  SHOULD CONTACT:
 Prudential                (800) 778-8769
  Investment
 Management Services LLC
 PO Box 8310
 Philadelphia, PA
 19176

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   Note: The SEC charges a fee to copy
 Public Reference      documents
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 For hours of
 operation, call
 (202) 942-8090
Additional information about the Fund can be obtained without charge and can be found in the following documents:


.. STATEMENT OF       .ANNUAL REPORT                  .SEMIANNUAL REPORT
  ADDITIONAL          (contains a discussion of the
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Fund's performance during
                      the last fiscal year)



  Dryden Stock Index Fund
  SHARE CLASS A         B         C         Z         I
    NASDAQ    PSIAX     PBSIX     PSICX     PSIFX     PDSIX
    CUSIP     262439102 262439201 262439300 262439508 262439409


MF174A                                  Investment Company Act File No. 811-6677

                            DRYDEN STOCK INDEX FUND


          Statement of Additional Information dated November 29, 2004


   The investment objective of Dryden Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund is currently the only series of Dryden Index Series Fund (the Company).

   There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

   The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus of the Fund dated November 29, 2004 (the Prospectus), a copy of which may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended September 30, 2004 are incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-6677). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
Company History.................................................. B-2
Description of the Fund, Its Investments and Risks............... B-2
Investment Policies Applicable to the Fund Risk.................. B-3
Management and Return Enhancement Strategies..................... B-7
Investment Restrictions.......................................... B-12
Management of the Company........................................ B-14
Control Persons and Principal Holders of Securities.............. B-21
Investment Advisory and Other Services........................... B-21
Brokerage Allocation and Other Practices......................... B-27
Capital Shares, Other Securities and Organization................ B-29
Purchase, Redemption and Pricing of Fund Shares.................. B-30
Shareholder Investment Account................................... B-38
Net Asset Value.................................................. B-43
Taxes, Dividends and Distributions............................... B-44
Performance Information.......................................... B-49
Financial Statements............................................. B-50
Appendix I--General Investment Information....................... I-1
Appendix II--Proxy Voting Policies and Recordkeeping Procedures.. II-1




--------------------------------------------------------------------------------
MF174B

                                COMPANY HISTORY

   The Company was organized under the laws of Delaware on May 11, 1992 as an unincorporated business trust. The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. Effective January 23, 1998, the Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund. Effective July 7, 2003, the Company changed its name from Prudential Index Series Fund to Dryden Index Series Fund.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

   Classification. The Company is an open-end, management investment company currently offering one diversified Fund.

   Investment Strategies, Policies and Risks. This section describes the Fund's principal and non-principal strategies and risks. The Fund has an investment objective of providing investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund intends to invest over 80% of its net assets plus any borrowings for investment purposes (investable assets) in securities included in the S&P 500 Index. In other words, it holds each stock in the S&P 500 Index in about the same proportions as represented in the index itself. This is called a "replication" method.

   While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

   The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the S&P 500 Index. The Fund is managed without regard to tax ramifications. The Fund pursues its objective through the investment policies described below.


   The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 U.S. stocks selected by Standard & Poor's (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 75% of the total market value of all publicly traded
U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.


   To achieve its investment objective, the Fund intends to replicate the S&P 500 Index by holding all of the securities in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

   The Fund intends that under normal circumstances over 80% of its investable assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; (iii) put and call options on securities and stock indexes; and (iv) futures contracts on stock indexes and options thereon.

   If net cash outflows from the Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If the Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

   THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  INVESTMENT POLICIES APPLICABLE TO THE FUND

   The Fund will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing the Fund's investments in common stocks to protect against potential stock market declines, except that the Fund has the ability to invest up to 20% of investable assets in temporary defensive investments, but it has no current intention of doing so. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of the S&P 500 Index. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

   In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund also may
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

Equity and Equity-Related Securities

   The Fund invests primarily in equity securities, and the value of the Fund's investments will go up and down with the performance of the stocks in the S&P 500 Index.

   The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, and other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

   ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and
(ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

Exchange-Traded Funds

   The Fund is permitted to invest in exchange-traded funds. Shareholders may be subject to duplicate management and advisory fees if the Fund does invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

U.S. Government Securities

   Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

Convertible Securities, Warrants and Rights

   A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

   In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

Repurchase Agreements and Reverse Repurchase Agreements

   The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   The Fund may participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

   The Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls. The Fund does not plan to do so for the foreseeable future. The Fund may enter into repurchase agreements with banks and securities dealers that meet the creditworthiness standards established by the investment adviser. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Fund receives collateral equal to the resale price, which is marked-to-market daily. These agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

   The use of repurchase agreements and reverse repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.

When-Issued and Delayed Delivery Securities

   The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

   To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

   Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Securities Lending

   The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities. The Fund will enter into securities lending transactions only with Qualified Institutions. The Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive cash collateral or equivalent securities from the borrower or a letter of credit in favor of the Fund in an amount equal to at least 100%;
(ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

Borrowing

   The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

   The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless the Board of Trustees changes this policy. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. The Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although the Fund currently does not have any intention of doing so.

Securities of Foreign Issuers

   Subject to the intention to invest over 80% of its investable assets in common stocks of U.S. companies included in the S&P 500 Index, the Fund may invest the remainder of its investable assets in equity securities of foreign issuers denominated in U.S. currency. Foreign securities involve certain risks which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. ADRs and ADSs are not deemed to be foreign securities.

   Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

               RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

   The Fund may also engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

Options Transactions

   The Fund may purchase and write (that is, sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

   A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the security or securities in the index subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

   A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than the current market price.

   The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

   The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

   The Fund may purchase and sell put and call options on securities indexes. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments might not match the composition of the index.

Options on Securities and Securities Indexes

   A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

   The Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's turnover rate.

   The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.

   Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

   If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   The Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the Fund's net assets.

Futures Contracts and Options on Futures Contracts

   The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on securities indexes. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

   The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (that is, to reduce certain risks of its investments).

   Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.

   The Fund's successful use of futures contracts and related options is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the index underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

   A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each prospectus. The Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

   The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

   No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit "initial margin," consisting of cash or U.S. government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

   Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

   Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
(5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

   The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

   Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

   If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.

   Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Segregated Assets

   The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with the Securities and Exchange Commission (Commission) guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

   Restricted securities eligible for resale pursuant to Rule 144A and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Company's Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

   The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

   The Fund may invest up to 25% of its total assets in shares of affiliated mutual funds. The Fund also may purchase shares of exchange-traded funds. If the Fund invests in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Other Investment Techniques

   The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.

   Temporary Defensive Strategy and Short-Term Investments. The Fund may not invest more than 20% of its investable assets in money market instruments as part of a temporary defensive strategy. The Fund may invest uncommitted cash balances in money market instruments or to maintain liquidity to meet redemptions. Money market instruments include commercial paper of domestic or foreign corporations, certificates of deposit, bankers' acceptances and time obligations of domestic or foreign banks, foreign government securities and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign securities may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


   Portfolio Turnover. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. The Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rates for the Fund for the fiscal years ended September 30, 2004 and 2003 were 5% and 2%, respectively. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

   The investment restrictions listed below have been adopted by the Company as fundamental policies of the Fund, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy of the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

   The Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   Although not fundamental, the Fund has the following additional investment restrictions.

   The Fund may not:

   1. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

   2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

   3. Make short sales of securities or maintain a short position, except that up to 5% of the Fund's total assets may be allocated to uncovered short sales.

   4. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

   The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing over 80% of its investable assets in securities included in the S&P 500 Index.

                           MANAGEMENT OF THE COMPANY

                             Independent Trustees

   Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be "interested persons" of the Company (as defined in the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees." "Fund Complex" consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).


                                                                                         Number of
                                                                                       Portfolios in
                                                                                           Fund
                                       Term of                                         Complex*****
                        Position(s)   Office and                                         Currently
Name, Address**          Held with    Length of          Principal Occupation(s)        Overseen by
and Age                   Company   Time Served***       During Past Five Years           Trustee
-------                 ----------- -------------- ----------------------------------- -------------
David E.A. Carson (70)    Trustee     Since 2003   Director (January 2000 to May             97
                                                   2000), Chairman (January 1999 to
                                                   December 1999), Chairman and
                                                   Chief Executive Officer (January
                                                   1998 to December 1998) and
                                                   President, Chairman and Chief
                                                   Executive Officer of People's Bank
                                                   (1983-1997).

Robert E. La Blanc (70)   Trustee     Since 2003   President (since 1981) of Robert E.      100
                                                   La Blanc Associates, Inc.
                                                   (telecommunications); formerly
                                                   General Partner at Salomon
                                                   Brothers and Vice-Chairman of
                                                   Continental Telecom. Trustee of
                                                   Manhattan College.





Douglas H.                Trustee     Since 1996   Chairman (since February 2001),           93
 McCorkingdale (65)                                Chief Executive Officer (since June
                                                   2000) and President (since
                                                   September 1997) of Gannett Co. Inc.
                                                   (publishing and media); formerly
                                                   Vice Chairman (March 1984-May
                                                   2000) of Gannett Co. Inc.

Richard A. Redeker (61)   Trustee     Since 1996   Management Consultant; Director           94
                                                   of Invesmart, Inc. (since 2001) and
                                                   Director of Penn Tank Lines, Inc.
                                                   (since 1999).

Robin B. Smith (65)       Trustee     Since 1996   Chairman of the Board (since              99
                                                   January 2003) of Publishers
                                                   Clearing House (direct marketing),
                                                   formerly Chairman and Chief
                                                   Executive Officer (August 1996-
                                                   January 2003) of Publishers
                                                   Clearing House.







Name, Address**               Other Trusteeships****
and Age                          Held by Trustee
-------                 -----------------------------------
David E.A. Carson (70)  Director of United Illuminating and
                        UIL Holdings, (Utility company)
                        since 1993.






Robert E. La Blanc (70) Director of Chartered
                        Semiconductor Manufacturing.
                        Ltd. (since 1998), Titan
                        Corporation (electronics) (since
                        1995). Computer Associates
                        International, Inc. (since 2002)
                        (software company); FiberNet
                        Telecom Group, Inc. (since 2003)
                        (telecom company); Director (since
                        April 1999) of The High Yield Plus
                        Fund, Inc.

Douglas H.              Director of Gannett Co. (publishing
 McCorkingdale (65)     and media); Director of Continental
                        Airlines, Inc., (since May 1993),
                        Director of Lockheed Martin Corp.
                        (aerospace and defense) (since
                        May 2001); Director of The High
                        Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61) None




Robin B. Smith (65)     Director of BellSouth Corporation
                        (since 1992).






                                                                                        Number of
                                                                                      Portfolios in
                                                                                          Fund
                                      Term of                                         Complex*****
                       Position(s)   Office and                                         Currently
Name, Address**         Held with    Length of          Principal Occupation(s)        Overseen by
and Age                  Company   Time Served***       During Past Five Years           Trustee
-------                ----------- -------------- ----------------------------------- -------------

Stephen Stoneburn (61)   Trustee     Since 2003   President and Chief Executive            97
                                                  Officer (since June 1996) of
                                                  Quadrant Media Corp. (a
                                                  publishing company); formerly
                                                  President (June 1995-June 1996)
                                                  of Argus Integrated Media Inc;
                                                  Senior Vice President and
                                                  Managing Director (January 1993-
                                                  1995) of Cowles Business Media
                                                  and Senior Vice President of
                                                  Fairchild Publications, Inc. (1975-
                                                  1989).

Clay T. Whitehead (66)   Trustee     Since 1996   President (since 1983) of National       98
                                                  Exchange Inc. (new business
                                                  development firm).







Name, Address**             Other Trusteeships****
and Age                        Held by Trustee
-------                ---------------------------------

Stephen Stoneburn (61) None












Clay T. Whitehead (66) Director (since 2000) of The High
                       Yield Plus Fund, Inc.


                              Interested Trustees


                                                                                           Number of
                                                                                         Portfolios in
                                                                                             Fund
                                      Term of/2/                                         Complex*****
                        Position(s)   Office and                                           Currently
                         Held with    Length of           Principal Occupation(s)         Overseen by
Name, Address** and Age   Company   Time Served***        During Past Five Years            Trustee
----------------------- ----------- -------------- ------------------------------------- -------------
  Judy A. Rice (56)*    President     Since 2003   President, Chief Executive Officer,        101
                        and Trustee   Since 2000   Chief Operating Officer and Officer-
                                                   in-Charge (since 2003) of
                                                   Prudential Investments LLC (PI);
                                                   Director, Officer-in-Charge,
                                                   President, Chief Executive Officer
                                                   and Chief Operating Officer (since
                                                   May 2003) of American Skandia
                                                   Advisory Services, Inc.; Director,
                                                   Officer-in-Charge, President, Chief
                                                   Executive Officer and Chief
                                                   Operating Officer (since May 2003)
                                                   of American Skandia Investment
                                                   Services, Inc.; Director, Officer-in-
                                                   Charge, President, Chief Executive
                                                   Officer (since May 2003) of
                                                   American Skandia Fund Services,
                                                   Inc.; Vice President (since February
                                                   1999) of Prudential Investment
                                                   Management Services LLC;
                                                   President, Chief Executive Officer
                                                   and Officer-In-Charge (since April
                                                   2003) of Prudential Mutual Fund
                                                   Services LLC; formerly various
                                                   positions to Senior Vice President
                                                   (1992-1999) of Prudential
                                                   Securities Incorporated; and various
                                                   positions to Managing Director
                                                   (1975-1992) of Salomon Smith
                                                   Barney; Member of Board of
                                                   Governors of the Money
                                                   Management Institute.

  Robert F. Gunia       Vice          Since 1996   Chief Administrative Officer (since        175
   (57)*                President                  June 1999) of PI; Executive Vice
                        and Trustee                President and Treasurer (since
                                                   January 1996) of PI; President
                                                   (since April 1999) of Prudential
                                                   Investment Management Services
                                                   LLC (PIMS); Corporate Vice
                                                   President (since September 1997) of
                                                   The Prudential Insurance Company
                                                   of America; Director, Executive Vice
                                                   President and Chief Administrative
                                                   Officer (since May 2003) of
                                                   American Skandia Investment
                                                   Services, Inc., American Skandia
                                                   Advisory Services, Inc., American
                                                   Skandia Fund Services, Inc.,
                                                   President (since April 1999) of
                                                   Prudential Investment Management
                                                   Services LLC; Executive Vice
                                                   President (since March 1999) and
                                                   Treasurer (since May 2000) of
                                                   Prudential Mutual Fund Services
                                                   LLC; formerly Senior Vice President
                                                   (March 1987-May 1999) of
                                                   Prudential Securities Incorporated.







                             Other Trusteeships****
Name, Address** and Age         Held by Trustee
----------------------- --------------------------------
  Judy A. Rice (56)*    None
































  Robert F. Gunia       Vice President and Director
   (57)*                (since May 1989) and Treasurer
                        (since 1999) of The Asia Pacific
                        Fund, Inc.






















   Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

                                   Officers


                                                 Term of
                                                  Office
                                                and Length
                           Position(s) with      of Time                          Principal Occupations
Name Address** and Age        the Trust           Served                           During Past 5 Years
---------------------- ------------------------ ---------- --------------------------------------------------------------------
William V. Healey (51) Chief Legal Officer and  Since 2004 Vice President and Associate General Counsel (since 1996) of
                       Secretary                           Prudential; Executive Vice President and Chief Legal Officer
                                                           (since February 1999) of Prudential Investments LLC; Senior
                                                           Vice President, Chief Legal Officer and Secretary (since
                                                           December 1998) of Prudential Investment Management Services
                                                           LLC; Executive Vice President and Chief Legal Officer (since
                                                           February 1999) of Prudential Mutual Fund Services LLC; Vice
                                                           President and Secretary (since October 1998) of Prudential
                                                           Investment Management, Inc.; Executive Vice President and Chief
                                                           Legal Officer (since May 2003) of American Skandia Investment
                                                           Services, Inc., American Skandia Fund Services, Inc. and
                                                           American Skandia Advisory Services, Inc.; Director (June 1999-
                                                           June 2002 and June 2003-present) of ICI Mutual Insurance
                                                           Company; prior to August 1998. Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank,
                                                           N.A, (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46)   Assistant Secretary      Since 2004 Vice President and Corporate Counsel (since January 2001) of
                                                           Prudential; Vice President and Assistant Secretary (since December
                                                           1996) of PI; Vice President and Assistant Secretary (since May 2003)
                                                           of American Skandia Investment Services, Inc.

Lee D. Augsburger (45) Chief Compliance Officer Since 2004 Vice President and Chief Compliance Officer (since May 2003) of
                                                           Pl; Vice President and Chief Compliance Officer (since October
                                                           2000) of Prudential Investment Management, Inc.; formerly Vice
                                                           President and Chief Legal Officer--Annuities (August 1999-
                                                           October 2000) of Prudential Insurance Company of America; Vice
                                                           President and Corporate Counsel (November 1997-August 1999)
                                                           of Prudential Insurance Company of America.

Maryanne Ryan (40)     Anti-Money Laundering    Since 2002 Vice President, Prudential (since November 1998); First Vice
                       Compliance Officer                  President of Prudential Securities Incorporated (March 1997-
                                                           May 1998); Anti-Money Laundering Officer of American Skandia
                                                           Investment Services, Inc., American Skandia Advisory Services,
                                                           Inc. and American Skandia Marketing, Inc.

Grace C. Torres (45)   Treasurer and Principal  Since 1998 Senior Vice President (since January 2000) of PI; Senior Vice
                       Financial and Accounting            President and Assistant Treasurer (since May 2003) of American
                       Officer                             Skandia Investment Services, Inc. and American Skandia
                                                           Advisory Services, Inc.; formerly First Vice President (December
                                                           1996-January 2000) of PI and First Vice President (March 1993-
                                                           1999) of Prudential Securities Incorporated.

----------

* "Interested" Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, an Adviser or the Distributor.


** Unless otherwise noted, the address of the Trustees and Officers is c/o
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

*** There is no set term of office for Trustees and Officers. The Independent
    Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.


**** This column includes trusteeships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies"), or other investment companies registered under the 1940 Act.



***** The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

   The Company has Trustees who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company.

   Trustees and Officers of the Company are also trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

   Pursuant to the Management Agreement with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Trustees.

                           Standing Board Committees


   The Company's Board of Trustees (the Board) has established three standing committees in connection with governance of the Company--Audit, Nominating and Governance and Valuation.



   The Audit Committee consists of Messrs. Munn (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Company's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met five times during the fiscal year ended September 30, 2004.



   The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee met one time during the fiscal year ended September 30, 2004. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com.



   The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.



   A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Stock Index Fund, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:



    . the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    . a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;



    . any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and



    . the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.



   The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.



   Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person".



   Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.





   The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund Officer availability. The Valuation Committee did not meet during the fiscal year ended September 30, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.





   Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that trustee at Dryden Stock Index Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.


   The Company pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.

   Independent Trustees may defer receipt of their Trustees' fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.

   The Company has no retirement or pension plan for its Trustees.


   The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended September 30, 2004 to the Independent Trustees for service on the Board and the board of directors of any other investment company in the Fund Complex for the calendar year ended December 31, 2003.


                              Compensation Table


                                          Aggregate       Pension or                      Total 2003 Compensation
                                         Fiscal Year  Retirement Benefits    Estimated     From Company and Fund
                                         Compensation Accrued as Part of  Annual Benefits     Complex Paid to
Name and Position                        From Company   Trust Expenses    Upon Retirement  Independent Trustees
-----------------                        ------------ ------------------- --------------- -----------------------
David E. A. Carson                          $5,107           None              None           $ 89,500 (37/90)*
Robert E. La Blanc                           4,829           None              None            195,800 (42/98)*
Douglas H. McCorkindale**                    4,613           None              None            159,800 (38/91)*
Stephen P. Munn                              1,137           None              None            166,300 (42/98)*
Richard A. Redeker                           4,958           None              None            169,800 (38/92)*
Robin B. Smith**                             5,326           None              None            173,500 (41/97)*
Stephen Stoneburn                            5,069           None              None            181,300 (40/95)*
Clay T. Whitehead                            5,329           None              None            223,300 (41/96)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.



** Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Trustees, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of deferred compensation for the calendar year amounted to approximately $274,573, and $388,622 for Mr. McCorkindale and Ms. Smith, respectively.




   Trustees who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.


   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Trustee and, on an aggregate basis, in all registered investment companies overseen by the Trustee in the Fund Complex as of December 31, 2003.


                         Trustee Share Ownership Table

                             Independent Trustees


                                                    Aggregate Dollar Range of
                                                    Equity Securities in All
                                 Dollar Range of      Registered Investment
                               Equity Securities in   Companies Overseen By
Name of Trustee                    the Company       Trustee in Fund Complex
---------------                -------------------- -------------------------
David E. A. Carson                      --               $10,001-$50,000
Robert E. La Blanc                      --               Over $100,000
Douglas H. McCorkindale                 --               Over $100,000
Richard A. Redeker                      --               Over $100,000
Robin B. Smith                   $50,001-$100,000        Over $100,000
Stephen Stoneburn                       --               Over $100,000
Clay T. Whitehead                 $10,001-$50,000        Over $100,000

                              Interested Trustees


                                              Aggregate Dollar Range of
                                              Equity Securities in All
                           Dollar Range of      Registered Investment
                         Equity Securities in   Companies Overseen By
         Name of Trustee       the Fund        Trustee in Fund Complex
         --------------- -------------------- -------------------------
                            $50,001-$10,000
         Robert F. Gunia       (Class I)            Over $100,000
         Judy A. Rice        Over $100,000          Over $100,000



   None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2003.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   Trustees of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of November 5, 2004, the Trustees and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.



   As of November 5, 2004, the beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:



Name                                        Address           Class   No. Shares/%
----                                        -------           -----   ------------
The Prudential Insurance Company  2 Gateway Center 10th Floor   A   1,056,369/30.0
Derivatives Management Group C    Mailstop NJ-04-10-5A
Attn: Linda Bitondo               Newark, NJ 07102

PIMS Prudential Retirement        2 Paragon Drive               I    2,364,552/5.6
As Nominee For TTEE Customer Plan Montvale, NJ 07645
The Great Atlantic & Pacific

State of Hawaii.                  235 S Beretania St            I    3,443,677/8.1
Deferred Compensation Plan        Honolulu, HI 96813
State of Hawaii Trustee
Citistreet LLC As Recordkeeper



   As of November 5, 2004, Wachovia Securities LLC (Wachovia Securities) was the record holder for the beneficial owners of 156,409 Class A shares of the Fund (approximately 4.4% of outstanding shares of such class); 817,445 Class B shares of the Fund (approximately 19.1% of outstanding shares of such class); 37,034 Class C shares of the Fund (approximately 1.8% of outstanding shares of such class); 207,811 Class Z shares of the Fund (approximately 0.7% of outstanding shares of such class) and 11,090,228 Class I shares of the Fund (approximately 26.1% of outstanding shares of such class). In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                    INVESTMENT ADVISORY AND OTHER SERVICES


   Manager and Investment Adviser. The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of September 30, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.4 billion.

   PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


   Pursuant to the Management Agreement for the Fund (the Management Agreement), PI, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund.

   PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of all investment advisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .30 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

   In connection with its management of the business affairs of the Fund, PI bears the following expenses:

      (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or the Fund's investment adviser;

      (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses or fees payable to any investment adviser pursuant to any subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or any investment adviser, (iii) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent auditors for the Fund, (v) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Fund to governmental agencies, (vii) the fees of any trade associations of which the Fund may be a member, (viii) the cost of stock certificates representing shares of the Fund, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (xii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (xiii) distribution and service fees.

   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act) and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


   For the fiscal years ended September 30, 2004, 2003 and 2002, PI received management fees of $6,957,919, $5,968,980 and $6,834,667 from the Fund, respectively. During these fiscal years, the Manager subsidized certain expenses of the Fund.



   As of July 1, 2004, PI has entered into a Subadvisory Agreement with Quantitative Management Associates LLC (QMA). The Subadvisory Agreement provides that QMA furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. QMA determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services to the Fund pursuant to the Management Agreement and supervises QMA's performance of such services. Prior to July 1, 2004, Prudential Investment Management, Inc. (PIM) was the Fund's subadviser. QMA is a direct, wholly-owned subsidiary of PIM.



   Under the Subadvisory Agreement, PI compensates QMA at the annual rate of ..15 of 1% of the Fund's average daily net assets. For the fiscal year ended September 30, 2004, PI paid QMA and PIM a fee of $865,164 and $2,723,967, respectively. For the fiscal year ended September 30, 2003 and 2002, PI paid PIM a fee of $2,984,490 and $3,417,333, respectively.



   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, the Manager or the investment adviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs QMA under a "manager of managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.


Matters Considered by the Board


   The Management and Subadvisory Agreements (the Agreements) were last approved by the Trustees, including all of the Independent Trustees on May 25, 2004 at a meeting called for that purpose. In approving the Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements to that Fund and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and Adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers.


   With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Adviser and their affiliates from their association with the Fund. The Board reviewed information from independent data services about the rates of compensation paid to the investment adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Adviser's profit or loss on the Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the board approval of mutual fund advisory agreements.


   Principal Underwriter, Distributor and Rule 12b-1 Plans. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.


   The Distributor of the Fund incurs the expenses of distributing the Class Z and Class I shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company of behalf of the Fund under Rule 12b-1 under the 1940 Act, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.

   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the Fund for the fiscal year ending September 30, 2005 and contractually limited its distribution and service (12b-1) fees for the fiscal year ended September 30, 2004 to .25 of 1% of the average daily net assets of the Fund's Class A shares.



   For the fiscal year ended September 30, 2004, the Fund paid total distribution and service (12b-1) fees of $190,085 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor also receives initial sales charges from the sale of Class A shares. For the fiscal year ended September 30, 2004, the Distributor received approximately $120,000 in initial sales charges attributable to Class A shares.


   Class B Plan and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares. The service fee is used to pay for personal service and/ or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.



   Class B Plan. For the fiscal year ended September 30, 2004, the Distributor received $1,101,930 from the Fund under the Class B Plan and spent approximately $997,900 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.9% ($9,200) was spent on printing and mailing of prospectuses to other than current shareholders; 31.5% ($314,500) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 67.6% ($674,300) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (32.2% or $321,100) and (2) an allocation on account of overhead and other branch office distribution-related expenses (35.4% or $353,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2004, the Distributor received approximately $295,000 in contingent deferred sales charges attributable to Class B shares.



   Class C Plan. For the fiscal year ended September 30, 2004, the Distributor received $526,974 from the Fund under the Class C Plan and spent approximately $567,400 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.8% ($4,700) was spent on printing and mailing of prospectuses to other than current shareholders; 1.2% ($6,600) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 98.0% ($556,000) was spent on the aggregate of (1) commission credits to Wachovia Securities branch offices, for payments of commissions and account servicing fees to financial advisers (75.6% or $429,100) and (2) an allocation on account of overhead and other branch office distribution-related expenses (22.4% or $126,900).



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C shares. For the fiscal year ended September 30, 2004, the Distributor received approximately $18,400 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended September 30, 2004, the Distributor also received approximately $35,700 in initial sales charges attributable to Class C shares.


   Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z and Class I shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. For the fiscal year ending September 30, 2005, PI has contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed the amounts shown in the Prospectus. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above and in the Prospectus. Fee waivers and subsidies will increase the Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


   Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 10th
Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the transfer and dividend disbursing agent of the Company. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as the Company's independent registered public accounting firm for the fiscal year ended September 30, 2004, and in that capacity will audit the annual financial statements of the

Fund for the fiscal year ended September 30, 2005. Other accountants previously served as the independent registered public accounting firm for the fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.


Codes of Ethics

   The Board has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Proxy Voting

   The Board has delegated to the Fund's investment manager, Prudential Investments LLC ("PI" or the "Manager") the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser (Subadviser) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

   The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.


   The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission. Information regarding how the Fund voted proxies relating to its securities during the most recent twelve-month period ending June 30, 2004 is available on the internet at www.irrc.com/prudential and on the Commission's website at www.sec.gov.


   A summary of the proxy voting policies of the Fund's Subadviser is set forth in Appendix III of this SAI.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager is responsible for decisions to buy and sell securities, futures and options on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities, one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

   In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

   The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Company, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Company at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.


   The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities for the fiscal years ended September 30, 2004, 2003 and 2002.



                                                                                    Fiscal year ended September 30,
-                                                                                   ------------------------------
                                                                                      2004       2003       2002
-                                                                                    -------   --------   -------
Total brokerage commissions paid by the Fund....................................... $83,470    $102,072   164,091
Total brokerage commissions paid to Wachovia Securities and any other affiliates...       0           0         0
Percentage of total brokerage commissions paid to Wachovia Securities and any other
  affiliates.......................................................................       0%          0%        0%



   Of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 2004, $0 (0% of the gross brokerage transactions) was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2004. As of September 30, 2004, the Fund held securities of the following:



                                      Value of Holdings
         Name                      As of September 30, 2004 Debt/Equity
         ----                      ------------------------ -----------
         JP Morgan Chase & Co.....       $28,274,490             E
         Goldman Sachs & Co.......         9,016,308             E
         State Street Corp........         2,932,554             E


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently of one series. The Fund offers five classes, designated Class A, Class B, Class C, Class I and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class I shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, (5) Class I and Class Z shares are offered exclusively for sale to a limited group of investors and (6) Class I shares are subject to nominal transfer agency fees and are held in a single omnibus account. In accordance with the Company's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

   Shares of the Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class I shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class I and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

   The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

   Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

   The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or
(2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class I and Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


Purchase by Wire

   For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1825 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z or Class I shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Stock Index Fund, Class A, Class B, Class C, Class Z or Class I shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $1,000.


Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Fund and the Distributor, Class B*, Class C*, Class Z and Class I shares are sold at NAV and Class A shares are sold with an initial sales charge. Using the NAV of the Fund at September 30, 2004, the maximum offering price of the Fund's shares is as follows:



 Class A
 Net asset value and redemption price per Class A share................ $25.05
 Maximum sales charge (3.25% of offering price)**......................   0.84
                                                                        ------
 Maximum offering price to public...................................... $25.89
                                                                        ======
 Class B
 Net asset value, redemption price and offering price per Class B share $24.79
                                                                        ======
 Class C
 Net asset value, redemption price and offering price per Class C share $24.79
                                                                        ======

 Class Z
 Net asset value, redemption price and offering price per Class Z share $25.10
                                                                        ======
 Class I
 Net asset value, redemption price and offering price per Class I share $25.12
                                                                        ======

          ----------
          * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
         ** Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on redemptions.

Selecting a Purchase Alternative




   The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on the Fund's current fees and expenses:



   If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.



   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment. See the section if the Prospectus titled "Reducing or waiving Class A's Initial Sales Charge." However, unlike Class B, you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

   If you qualify for Class I shares, it is more advantageous to purchase them than any other class of shares. If you qualify to purchase Class Z shares, it is more advantageous to purchase them than Class A, Class B or Class C shares. If you qualify for Class A shares, it is more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment.






Class B and Class C Shares


   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.




Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares of the Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:


    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;



    . current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company);



    .  Prudential, with an investment of $10 million or more; and



    .  qualified state tuition programs (529 plans).


   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class I Shares

   Benefit Plans. Certain group retirement plans may purchase Class I shares of the Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   In addition, participant MasterShare accounts held at Prudential Securities may purchase Class I shares.

Rights of Accumulation

   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money markets funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



   If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.



   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19176, the Distributor, or to your broker.


   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets in cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


   Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account value is less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC (the CDSC is waived for purchase by certain retirement or benefit plans). Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                Contingent Deferred
                                                 Sales Charge as a
                                               Percentage of Dollars
                                                    Invested or
           Year Since Purchase Payment Made     Redemption Proceeds
           --------------------------------    ---------------------
           First..............................         5.0%
           Second.............................         4.0%
           Third..............................         3.0%
           Fourth.............................         2.0%
           Fifth..............................         1.0%
           Sixth..............................         1.0%
           Seventh............................         None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class A Shares. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.




   The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



   For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating
(i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.


   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.

   You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


Category of Waiver                  Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be   A copy of the Social Security
  considered disabled if he or she  Administration award letter or a
  is unable to engage in any        letter from a physician on the
  substantial gainful activity by   physician's letterhead stating
  reason of any medically           that the shareholder (or, in the
  determinable physical or mental   case of a trust, the grantor (a
  impairment which can be expected  copy of the trust agreement
  to result in death or to be of    identifying the grantor will be
  long-continued and indefinite     required as well)) is permanently
  duration.                         disabled. The letter must also
                                    indicate the date of disability.

Distribution from an IRA or 403(b)  A copy of the distribution form
  Custodial Account                 from the custodial firm indicating
                                    (i) the date of birth of the
                                    shareholder and (ii) that the
                                    shareholder is over age 70 1/2 and
                                    is taking a normal
                                    distribution--signed by the
                                    shareholder.

Distribution from Retirement Plan   A letter signed by the plan
                                    administrator/trustee indicating
                                    the reason for the distribution.

Excess Contributions                A letter from the shareholder (for
                                    an IRA) or the plan
                                    administrator/trustee on company
                                    letterhead indicating the amount
                                    of the excess and whether or not
                                    taxes have been paid.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class I and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


   You may also exchange shares by mail by writing to PMFS, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS, at the address noted above.

   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds, if the investor is eligible to purchase Class Z shares of other JennisonDryden or Strategic Partners mutual funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other JennisonDryden or Strategic Partners mutual funds.

   Class I. Class I shares of the Fund may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege:

      Dryden California Municipal Fund
        (California Money Market Series)
      Dryden Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

      Dryden Municipal Series Fund
        (New Jersey Money Market Series)
        (New York Money Market Series)

      Dryden MoneyMart Assets, Inc. (Class A shares)

      Dryden Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.


   Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Prusec or another broker that they are eligible for this special exchange privilege.



   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


   Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university./1/

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of Monthly Investments:    $100,000 $150,000 $200,000 $250,000
------------------------------    -------- -------- -------- --------
25 years.........................  $  105   $  158   $  210   $  263
20 Years.........................     170      255      340      424
15 Years.........................     289      433      578      722
10 Years.........................     547      820    1,093    1,366
5 Years..........................   1,361    2,041    2,721    3,402

See " Automatic Investment Plan."

----------
/1/ Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.
/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)


   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Asset Program "CAP") to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.


   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A Systematic Withdrawal Plan is available to shareholders through the Distributor, your broker or the Transfer Agent. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

   In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

   The Distributor, Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares of the Fund. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


Tax-Deferred Retirement Plans

   Various tax-deferred qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable investment account or a taxable individual savings account.


                          Tax-Deferred Compounding/1/




                                           Taxable  Personal
                    Contributions          Account  Savings
                     Made Over:     IRA     (35%)    (15%)
                     ----------   -------- -------- --------
                      10 years    $ 31,291 $ 29,235 $ 26,212
                      15 years      58,649   52,856   46,091
                      20 years      98,846   85,678   71,060
                      25 years     157,909  131,283  103,232
                      30 years     244,692  194,651  144,685

----------

/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also assumes that all of the earnings in the taxable investment account are eligible for the current lower tax rate applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.


Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class of the Fund. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time, after the close of trading on the NYSE or earlier if the NYSE closes early. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there were no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Trustees.

   Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board), does not represent fair value, are valued by the Valuation Committee or Board of Trustees, in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of the following factors: the issuer's financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, investment adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).

   Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

   Although the legal rights of each class of shares of the Fund are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class I and Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class I and Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/ or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS




   The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.



Qualification as a Regulated Investment Company



   The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

   Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at September 30, 2004, of approximately $200,261,000 of which $1,876,000 expires in 2009, $56,241,000 expires in 2010, $140,177,000 expires in 2011 and $1,967,000 expires in 2012.



   In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.



   The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.



   If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.



Excise Tax on Regulated Investment Companies



   A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.



   The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.



Fund Investments



   The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

   The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.



   Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.



Fund Distributions



   The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.



   Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.



   The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.



   Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.



   Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.



   Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.



Sale or Redemption of Shares



   A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.



   In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.



Backup Withholding



   The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.



Foreign Shareholders



   Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.



   In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.



   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.



State and Local Tax Matters



   Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

   Average annual total return is computed according to the following formula:

                                P(1+T) = /n/ERV

Where: P =   a hypothetical payment of $1,000.
       T =   average annual total return.
       n =   number of years.
       ERV = ending redeemable value of a hypothetical $1,000
             payment made at the beginning of the 1-, 5- or 10-year
             periods at the end of the 1-, 5- or 10-year periods
             (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



Average Annual Total Return (After Taxes on Distributions and Redemption).

   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                          P(1+T)/n /= ATV\\D or DR\\

Where: P =            a hypothetical initial payment of $1,000.
       T =            average annual total return (after taxes on
                      distributions, or after taxes on distributions and
                      redemption, as applicable).
       n =            number of years.
       ATV\\D or DR\\
       ATV\\D \\=     ending value of a hypothetical $1,000 payment made at
                      the beginning of the 1-, 5- or 10-year periods at the
                      end of the 1-, 5- or 10-year periods (or fractional
                      portion thereof), after taxes on fund distributions
                      but not after taxes on redemptions.
       ATV\\DR \\=    ending value of a hypothetical $1,000 payment made at
                      the beginning of the 1-, 5- or 10-year periods at the
                      end of the 1-, 5- or 10-year periods (or fractional
                      portion thereof), after taxes on fund distributions
                      and redemptions.

   Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.



Aggregate Total Return

   The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

   The Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                    ERV_-_P
                                       P

   Where: P =   a hypothetical initial payment of $1,000.
          ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or
                10-year period (or fractional portion thereof) of a
                hypothetical $1,000 investment made at the beginning of a
                1-, 5- or 10-year period assuming reinvestment of all
                dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.





                             FINANCIAL STATEMENTS


   The Fund's financial statements for the fiscal year ended September 30, 2004, incorporated in this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-6677), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX II


       Description of Proxy Voting Policies and Recordkeeping Procedures

   It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.




                      Summary of QMA Proxy Voting Policy



   The overarching goal of Quantitative Management Associates LLC ("QMA") is to vote proxies in the best interests of its clients by placing clients' interests ahead of any potential interest of QMA.



   A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness.



   Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of QMA.



   Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

                                    PART C

                               OTHER INFORMATION


Item 22.  Exhibits.




(a) (1) Certificate of Trust of the Registrant.  Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment
    No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

    (2) First Amendment to Certificate of Trust of the Registrant.  Incorporated by reference to Exhibit 1(b) to Post-
    Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No.
    33-48066).

    (3) Second Amendment to Certificate of Trust of the Registrant.  Incorporated by reference to Exhibit 1(c) to Post-
    Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996
    (File No. 33-48066).

    (4) Declaration of Trust of the Registrant.  Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment
    No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

    (5) First Amendment to Declaration of Trust of the Registrant.  Incorporated by reference to Exhibit 1(e) to Post-
    Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No.
    33-48066).

    (6) Second Amendment to Declaration of Trust of the Registrant.  Incorporated by reference to Exhibit 1(f) to Post-
    Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996
    (File No. 33-48066).

    (7) Third Amendment to Certificate of Trust of the Registrant.  Incorporated by reference to Exhibit 1(g) to Post-
    Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No.
    33-48066).

    (8) Third Amendment to Declaration of Trust of the Registrant.  Incorporated by reference to Exhibit 1(h) to Post-
    Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No.
    33-48066).

    (9) Certificate of Amendment to the Certificate of Trust.  Incorporated by reference to Exhibit (a)(9) to Post-
    Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on November 25, 2003 (File No.
    33-48066).

(b) By-Laws of the Registrant dated November 16, 2004.*

(c) Instruments defining rights of shareholders.  Incorporated by reference to Exhibits (a) and (b).

(d) (1) Management Agreement between the Registrant and Prudential Investments LLC.  Incorporated by reference to
    Exhibit (d)(1) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September
    28, 2001 (File No. 33-48066).

    (2) Amendment to Subadvisory Agreements among Prudential Investments LLC, Prudential Investment
    Management, Inc. and Quantitative Management Associates LLC (QMA).*

(e) (1) Amended Distribution Agreement.  Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
    No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

    (2) Form of Selected Dealer Agreement.  Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment
    No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

(g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company.  Incorporated by
    reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via
    EDGAR on April 4, 1997 (File No. 33-48066).

    (2) Amendment to Custodian Agreement.  Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment
    No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No. 33-48066).


    (3) Amendment to Custodian Contract.  Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment
    No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 30,
    2001 (File No. 33-15166).

    (4) Amendment to Custodian Contract.  Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment
    No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166)
    filed via EDGAR on July 30, 2002.

(h) (1) Transfer Agency and Service Agreement.  Incorporated by reference to Exhibit 9 to Post-Effective Amendment
    No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

    (2) Amendment to Transfer Agency and Service Agreement.  Incorporated by reference to Exhibit (h)(2) to Post-
    Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No.
    33-48066).

    (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to
    Exhibit 21 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on November 25,
    2003 (File No. 33-48066).

(i) (1) Opinion and consent of Morris, Nichols, Arsht & Tunnell.  Incorporated by reference to Exhibit (i) to Post-
    Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No.
    33-48066).

    (2) Consent of Morris, Nichols, Arsht & Tunnell.  Incorporated by reference to Exhibit (i)(2) to Post-Effective
    Amendment No. 19 to the Registration Statement on Form N-1A filed on November 29, 2001 (File No. 33-48066).

(j) Consent of Independent Registered Public Accounting Firm.*

(m) (1) Distribution and Service Plan for Class A shares.  Incorporated by reference to Exhibit (m)(1) to Post-
    Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File
    No. 33-48066).

    (2) Distribution and Service Plan for Class B shares.  Incorporated by reference to Exhibit (m)(2) to Post-
    Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File
    No. 33-48066).

    (3) Distribution and Service Plan for Class C shares.  Incorporated by reference to Exhibit (m)(3) to Post-
    Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File
    No. 33-48066).

    (4) Rule 12b-1 fee waiver for Class A shares.*

(n) (1) Amended Rule 18f-3 Plan.  Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to
    the Registration Statement on Form N-1A filed on September 28, 2001 (File No. 33-48066).

    (2) Amended and Restated Rule 18f-3 Plan dated July 25, 2003. Incorporated by reference to Exhibit (n)(2) to
    Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on November 25, 2003 (File
    No. 33-48066).

    (3) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

(p) (1) Fund's Amended Code of Ethics.*

    (2) Personal Securities Trading Policy of Quantitative Management Associates LLC.*

(q) (1) Power of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(1) to Post-Effective
    Amendment No. 21 to the Registration Statement on Form N-1A filed on November 25, 2003 (File No. 33-48066).

    (2) Powers of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(2) to Post-Effective
    Amendment No. 21 to the Registration Statement on Form N-1A filed on November 25, 2003 (File No. 33-48066).

----------
* Filed herewith.

Item 23.  Persons Controlled by or under Common Control with the Fund.


   None.


Item 24.  Indemnification.



   As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


   Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 25.  Business and other Connections of the Investment Adviser


   (a) Prudential Investments LLC (PI).

   See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


Name and Address  Position with PI
----------------  ----------------
Robert F. Gunia.. Executive Vice President and Chief
                  Administrative Officer





William V. Healey Executive Vice President and Chief
                  Legal Officer





Kevin B. Osborn.. Executive Vice President



Stephen Pelletier Executive Vice President

Judy A. Rice..... Officer in Charge, President, Chief
                  Executive Officer and Chief Operating
                  Officer





Name and Address  Principal Occupations
----------------  ---------------------
Robert F. Gunia.. Executive Vice President, and Chief Administrative Officer, PI; Vice President,
                  Prudential; President, PIMS; Executive Vice President, Chief Administrative
                  Officer and Director of American Skandia Investment Services, Inc.; Executive
                  Vice President and Director of American Skandia Fund Services Inc.; Executive
                  Vice President, Chief Administrative Officer and Director of American Skandia
                  Advisory Services, Inc.

William V. Healey Executive Vice President, and Chief Legal Officer, PI; Vice President and
                  Associate General Counsel, Prudential; Senior Vice President, Chief Legal
                  Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of
                  American Skandia Investment Services, Inc.; Executive Vice President and Chief
                  Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President
                  and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn.. Executive Vice President, PI; Executive Vice President and Director of American
                  Skandia Investment Services, Inc. and Executive Vice President and Director of
                  American Skandia Advisory Services, Inc.

Stephen Pelletier Executive Vice President, PI

Judy A. Rice..... Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer
                  of PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief
                  Operating Officer of American Skandia Investment Services, Inc., Officer-in-
                  Charge, Director, President and Chief Executive Officer of American Skandia
                  Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive
                  Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.







   (b) Quantitative Management Associates LLC (QMA)



   See "How the Fund is Managed--Investment Advisor" in the Prospectus of Dryden Active Allocation Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.



   The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.



Item 26.  Principal Underwriters


   (a) Prudential Investment Management Services LLC (PIMS).


   PIMS is distributor for Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc. , Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden

Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.




   (b) The business and other connections of PIMS's directors and principal executive officers are listed in its Form ADV as currently on file with Securities and Exchange Commission (File No. 8-36540), the text of which is hereby incorporated by reference.


   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


Item 27.  Location of Accounts and Records



   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts; Prudential Investments LLC and the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, Mulberry Street, Newark, New Jersey 07102-4077. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10)
and (11) and 31a-1(f) will be kept at Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.



Item 28.  Management Services


   Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


Item 29.  Undertakings


   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 29th day of November, 2004.


                                         DRYDEN INDEX SERIES FUND

                                         By:    /s/  Judy A. Rice
                                             -----------------------------
                                                     Judy A. Rice,
                                             President

   Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature            Title                          Date
          ---------            -----                          ----

              *                Treasurer and Principal
-----------------------------    Financial and Accounting
       Grace C. Torres           Officer

              *                Trustee
-----------------------------
     David E. A. Carson

              *                Trustee
-----------------------------
     Robert E. La Blanc

              *                Trustee
-----------------------------
       Robert F. Gunia

              *                Trustee
-----------------------------
   Douglas H. McCorkindale

              *                Trustee
-----------------------------
     Richard A. Redeker

              *                Trustee
-----------------------------
        Judy A. Rice

              *                Trustee
-----------------------------
       Robin B. Smith

              *                Trustee
-----------------------------
      Stephen Stoneburn

              *                Trustee
-----------------------------
      Clay T. Whitehead



*By:     /s/  Deborah A. Docs                            November 29, 2004
     -----------------------------
            Deborah A. Docs
           Attorney-in-fact

                           DRYDEN INDEX SERIES FUND


                                 EXHIBIT INDEX


Exhibit
Number                                                   Description
------                                                   -----------

  (b)    By-Laws of the Registrant dated November 16, 2004.*

  (d)(2) Amendment to Subadvisory Agreements among Prudential Investments LLC, Prudential Investment Management, Inc.
           and Quantitative Management Associates LLC.*

  (j)    Consent of Independent Registered Public Accounting Firm.*

  (m)(4) Rule 12b-1 Fee Waiver for Class A shares.*

  (n)(3) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

  (p)(1) Fund's Amended Code of Ethics dated February 24, 2004.*

  (p)(2) Personal Securities Trading Policy of Quantitative Management Associates LLC.*

----------
* Filed herewith.